SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No. ___]

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:
   [X]   Preliminary Proxy Statement
   [ ]   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
--------------------------------------------------------------------------------
                      INVESCO VARIABLE INVESTMENT FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required
   [ ]   $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule A
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1.   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
          2.   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
          4.   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
          5.   Total fee paid:

               ---------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting
         fee  was  paid   previously.   Identify  the   previous   filing  by
         registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:

               ---------------------------------------------------------------
          2.   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
          3.   Filing Party:

               ---------------------------------------------------------------
          4.   Date Filed:

               ---------------------------------------------------------------

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                 April 11, 2001

Dear Variable Contract Owner:

      The attached proxy statement seeks: (1) the election of twelve directors to the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") for the following ten Funds of the Company: INVESCO VIF-Equity Income Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-High Yield Fund, INVESCO VIF-Utilities Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund; and (2) the approval of certain changes to the investment advisory agreement for the following ten Funds of the Company: INVESCO VIF-Equity Income Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-High Yield Fund, INVESCO VIF-Utilities Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund. The proposed changes to the investment advisory agreement would eliminate the reduction in the investment advisory fees paid by these Funds when asset levels grow beyond certain specified asset levels (i.e., breakpoints). This would currently eliminate the possibility of any of these Funds having its advisory fees reduced if its assets grow to an amount in excess of the breakpoints.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH PROPOSAL. The Board of Directors believes that the revised investment advisory fee schedule more accurately reflects the actual cost to the adviser of managing these Funds and positions those Funds comparably with their peers, most of which do not have breakpoints in their advisory fee schedules. The attached proxy materials provide more information about the proposed elimination of breakpoints in the advisory fee schedule. Also, the Board of Directors notes that the revised investment advisory fee schedule will put the above ten funds of the Company in the same position as the VIF-Telecommunications Fund, VIF-Financial Services Fund, and VIF-Market Neutral Fund, which currently do not have any breakpoints in their investment advisory fee schedule.

      Although you are not a Fund shareholder, you have the right to instruct your insurance company how to vote Fund shares attributable to your variable contract. After reviewing the attached materials, please complete, date, and sign your proxy card and return it in the enclosed postage prepaid envelope today.

                                Very truly yours,


                                ------------------
                                Mark H. Williamson
                                President
                                INVESCO Variable Investment Funds, Inc.

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2001


To The Shareholders:

      A special meeting of shareholders of ten Funds of INVESCO Variable Investment Funds, Inc. (the "Company") will be held on Thursday, June 14, 2001, at 9:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc. at 7800 East Union Avenue, Denver, Colorado, 80237, for the following purposes:

     (1) To elect a slate of twelve directors to the Board of Directors of the following ten Funds: INVESCO VIF-Equity Income Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-High Yield Fund, INVESCO VIF-Utilities Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund;

     (2) To approve the elimination of breakpoints in the investment advisory fee schedule contained in the investment advisory agreement between the Company and its investment adviser, INVESCO Funds Group, Inc., for the following ten Funds: INVESCO VIF-Equity Income Fund, INVESCO
          VIF-Total Return Fund, INVESCO VIF-High Yield Fund, INVESCO VIF-Utilities Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund at the close of business on March 30, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 5:00 P.M., MOUNTAIN STANDARD TIME, ON JUNE 13, 2001.

                                    By Order of the Board of Directors,


                                    ------------------------
                                    Glen A. Payne
                                    Secretary
                                    INVESCO Variable Investment Funds, Inc.
April 11, 2001
Denver, Colorado

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. We ask your cooperation in returning your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate person(s) as indicated in the voting instructions on the proxy card, they will not be voted.
-------------------------------------------------------------------------------

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-525-8085

                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 14, 2001

                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to shareholders of ten Funds of INVESCO Variable Investment Funds, Inc. (the "Company") in connection with the solicitation of proxies from shareholders of these Funds by the Board of Directors of the Company (the "Board") for use at a special meeting of shareholders of these Funds to be held on Thursday, June 14, 2001, at 9:00 a.m., Mountain Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will be mailed to shareholders on or about April 11, 2001.

      PROXY PROCEDURES. The Board has fixed the close of business on March 30, 2001 as the record date. One-third of each Fund's shares outstanding on March 30, 2001, represented in person or by proxy, must be present for the transaction of business for that Fund at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes have been received, and it is otherwise appropriate.

      Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or adjournment of the Meeting. Accordingly, abstentions effectively will be a vote against adjournment or against the proposal. Abstentions will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact, by 5:00 p.m., Mountain Standard Time, on June 13, 2001. If you date, sign and return the proxy card, but give no voting instructions with respect to a proposal, your shares will be voted in favor of approval of the proposal. Participating insurance companies will vote the interests of any variable contract owners from whom they receive no voting instructions in the same proportion as those for which they do receive timely instructions. In addition, if you date, sign and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      The cost of printing, mailing, and solicitation of proxies, including any amount paid to SCC, will be borne by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds. Proxies will be solicited primarily by mail but may also be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies, none of whom will receive any compensation for these activities from the Funds. Additionally, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders who have not yet voted may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholders are accurately determined. You may also vote by mail or by facsimile. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      ELIGIBLE VOTERS. Only shareholders of a particular Fund affected by a proposal, and variable contract owners with contract values allocated to a separate account sub-account that invests in that Fund, may vote on a proposal. The list of proposals and corresponding shareholders eligible to vote or provide voting instructions for each proposal is contained in the following table:

=======================================================================================
                PROPOSAL                             ELIGIBLE VOTERS
=======================================================================================
PROPOSAL  1.  Election  of  a  slate  of      Shareholders of ten of the Funds.
twelve  directors  to serve  until their
successors are elected and qualified.
---------------------------------------------------------------------------------------
PROPOSAL 2(a).  Elimination of breakpoints    Shareholders of INVESCO VIF-Equity
in investment  advisory fee schedule          Income Fund and variable  contract
for INVESCO VIF-Equity Income Fund.           owners with contract values allocated
                                              to a separate account sub-account that
                                              invests in that Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(b).  Elimination of breakpoints    Shareholders of INVESCO VIF-Total
in investment advisory fee schedule for       Return Fund and variable contract
INVESCO VIF-Total Return Fund.                owners with contract values allocated
                                              to a separate account sub-account that
                                              invests in that Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(c).  Elimination of breakpoints    Shareholders of INVESCO VIF-High Yield
in investment advisory fee schedule for       Fund and variable contract owners with
INVESCO VIF-High Yield Fund.                  contract values allocated to a separate
                                              account sub-account that invests in
                                              that Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(d).  Elimination of breakpoints    Shareholders of INVESCO VIF-Utilities
in investment advisory fee schedule for       Fund and variable contract owners with
INVESCO VIF-Utilities Fund.                   contract values allocated to a separate
                                              account sub-account that invests in the
                                              Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(e).  Elimination of breakpoints    Shareholders of INVESCO VIF-Dynamics
in investment advisory fee schedule for       Fund and variable contract owners with
INVESCO VIF-Dynamics Fund.                    contract values allocated to a separate
                                              account sub-account that invests in the
                                              Fund.
---------------------------------------------------------------------------------------

=======================================================================================
                PROPOSAL                             ELIGIBLE VOTERS
=======================================================================================
PROPOSAL 2(f).  Elimination of breakpoints    Shareholders of INVESCO VIF-Blue Chip
in investment advisory fee schedule for       Growth Fund and variable contract owners
INVESCO VIF-Blue Chip Growth Fund.            with contract values allocated to a
                                              separate account sub-account that
                                              invests in the Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(g).  Elimination of breakpoints    Shareholders of INVESCO VIF-Real Estate
in investment advisory fee schedule for       Opportunity Fund and variable contract
INVESCO VIF-Real Estate Opportunity Fund.     owners with contract values allocated to
                                              a separate account sub-account that
                                              invests in the Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(h).  Elimination of breakpoints    Shareholders of INVESCO VIF-Small Company
in investment advisory fee schedule for       Growth Fund and variable contract owners
INVESCO VIF-Small Company Growth.             with contract values allocated to a
                                              separate account sub-account that invests
                                              in the Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(i).  Elimination of breakpoints    Shareholders of INVESCO VIF-Health
in investment advisory fee schedule for       Sciences Fund and variable contract
INVESCO VIF-Health Sciences Fund.             owners with contract values allocated to
                                              a separate account sub-account that
                                              invests in the Fund.
---------------------------------------------------------------------------------------
PROPOSAL 2(j).  Elimination of breakpoints    Shareholders of INVESCO VIF-Technology
in investment advisory fee schedule for       Fund and variable contract owners with
INVESCO VIF-Technology Fund.                  contract values allocated to a separate
                                              account sub-account that invests in
                                              the Fund.
---------------------------------------------------------------------------------------

      VOTE REQUIRED. The affirmative vote of a plurality (i.e., the largest number of shares voted at the meeting for each director nominee or for the board of directors as a whole) or the shares represented at the Meeting and entitled to vote shall determine Proposal 1. Proposal 1 will only become effective after being presented to, and approved by, the shareholders of the three other series Funds within INVESCO Variable Investment Funds, Inc. (VIF-Market Neutral, VIF-Financial Services and VIF-Telecommunications Funds) at the next scheduled meeting of these three series Funds' shareholders. No dates have been set for these three series Funds' shareholders meetings. Approval of Proposals 2(a)-2(j) requires the affirmative vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund or Funds whose shareholders are eligible to vote on that proposal. This means that Proposals 2(a)-2(j) must be approved by the lesser of (i) 67% of the shares of the relevant Fund(s) present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy or (ii) more than 50% of the relevant Fund(s) outstanding shares. Each outstanding full share of the relevant Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a proposal is not approved by the requisite vote of shareholders of the relevant Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

     REPORTS. Copies of the Company's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-525-8085.

     OUTSTANDING SHARES. As of March 30, 2001, the Funds had the following numbers of shares of common stock outstanding:

FUND                                                      OUTSTANDING SHARES
----                                                      ------------------
INVESCO VIF-Equity Income Fund..................
INVESCO VIF-Total Return Fund...................
INVESCO VIF-High Yield Fund.....................
INVESCO VIF-Utilities Fund......................
INVESCO VIF-Dynamics Fund.......................
INVESCO VIF-Blue Chip Growth Fund...............
INVESCO VIF-Real Estate Opportunity Fund........
INVESCO VIF-Small Company Growth Fund...........
INVESCO VIF-Health Sciences Fund................
INVESCO VIF-Technology Fund.....................

      PRINCIPAL SHAREHOLDERS. As of March 30, 2001, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

INVESCO VIF-EQUITY INCOME FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
  Great-West Life & Annuity           Record                _______%
     Unit Valuations 2T2
     8515 E. Orchard Rd.
   Englewood, CO 80111-5037
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account L1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
Annuity Investors Life Insurance      Record                _______%
         Company
    250 East Fifth Street
 Cincinnati, OH 45202-4119
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account A1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
 Conseco Variable Insurance CO        Record                 _______%
  Attn. Separate Accounts C1B
11825 North Pennsylvania Street
    Carmel, IN 46032-4555
----------------------------------------------------------------------------

INVESCO VIF-TOTAL RETURN FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
        Security Life                 Record                _______%
     Separate Account L1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account A1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
    Annuity Investors Life            Record                _______%
      Insurance Company
    250 East Fifth Street
  Cincinnati, OH 45202-4119
----------------------------------------------------------------------------


INVESCO VIF-HIGH YIELD FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
  Great-West Life & Annuity           Record                _______%
     Unit Valuations 2T2
      8515 E Orchard Rd
   Englewood, CO 80111-5037
----------------------------------------------------------------------------
 Conseco Variable Insurance CO        Record                 _______%
  Attn. Separate Accounts C1B
11825 North Pennsylvania Street
    Carmel, IN 46032-4555
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account L1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account A1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
    Annuity Investors Life            Record                _______%
      Insurance Company
    250 East Fifth Street
  Cincinnati, OH 45202-4119
----------------------------------------------------------------------------

INVESCO VIF-UTILITIES FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
        Security Life                 Record                _______%
     Separate Account L1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
        Security Life                 Record                _______%
     Separate Account A1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
 Southland Life Insurance Co.         Record                _______%
Southland Separate Account L1
Attn Dir Mkt Support Services
     1475 Dunwoody Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------


INVESCO VIF-DYNAMICS FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
    American Skandia Life             Record                _______%
          Assurance
  Variable Account B Class 1
 Attn. Investment Accounting
          PO Box 883
        1 Corporate DR
    Shelton, CT 06484-6208
----------------------------------------------------------------------------


INVESCO VIF-BLUE CHIP GROWTH FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
   Nationwide Insurance Co.           Record                _______%
 c/o IPO Portfolio Accounting
       P.O. Box 182029
   Columbus, OH 43218-2029
----------------------------------------------------------------------------
  INVESCO Funds Group, Inc.           Record                _______%
    Attn. Sheila Wendland
       P.O. Box 173706
    Denver, CO 80217-3706
----------------------------------------------------------------------------

INVESCO VIF-REAL ESTATE OPPORTUNITY FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
     Safeco Mutual Funds              Record                _______%
     Attn. Steve Ballagh
        P.O. Box 34890
    Seattle, WA 98124-1890
----------------------------------------------------------------------------
  INVESCO Funds Group, Inc.           Record                _______%
    Attn. Sheila Wendland
       P.O. Box 173706
    Denver, CO 80217-3706
----------------------------------------------------------------------------


INVESCO VIF-SMALL COMPANY GROWTH FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
        Security Life                 Record                _______%
     Separate Account L1
      Attn. Chris Smythe
     Unit Valuations 2T2
       1475 Dunwood Dr
 West Chester, PA 19380-1478
----------------------------------------------------------------------------
  INVESCO Funds Group, Inc.           Record                _______%
    Attn. Sheila Wendland
       P.O. Box 173706
    Denver, CO 80217-3706
----------------------------------------------------------------------------


INVESCO VIF-HEALTH SCIENCES FUND

============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
    American Skandia Life             Record                _______%
          Assurance
  Variable Account B Class 1
 Attn. Investment Accounting
          PO Box 883
        1 Corporate DR
    Shelton, CT 06484-6208
----------------------------------------------------------------------------


INVESCO VIF-TECHNOLOGY FUND
============================================================================
                                BASIS OF OWNERSHIP
       NAME AND ADDRESS         (RECORD/BENEFICIAL)     PERCENTAGE OWNED
============================================================================
    American Skandia Life             Record                _______%
          Assurance
  Variable Account B Class 1
 Attn. Investment Accounting
          PO Box 883
        1 Corporate DR
    Shelton, CT 06484-6208
----------------------------------------------------------------------------

                        THE INVESTMENT ADVISORY AGREEMENT

      As required by the 1940 Act, the Company entered into a written investment advisory agreement (the "Agreement") with INVESCO on August 30, 1999. The Agreement was initially approved by the Board on October 19, 1993, for the following Funds: INVESCO VIF-Equity Income Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-High Yield Fund, and INVESCO VIF-Utilities Fund. The Agreement was approved by the Board on August 12, 1996, for the following Funds: INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund. On October 6, 1997, the Board approved the Agreement for the INVESCO VIF-Real Estate Opportunity Fund. The Agreement was last approved by the Board for a term expiring May 15, 2001. In each case, the Board vote was cast in person, at a meeting called for that purpose, by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO as defined in the 1940 Act (the "Independent Directors").

      On January 31, 1997, the Agreement was last submitted to, and approved by, shareholders of INVESCO VIF-Equity Income Fund (formerly INVESCO VIF-Industrial Income Fund), INVESCO VIF-High Yield Fund, INVESCO VIF-Total Return Fund, and INVESCO VIF-Utility Fund, in conjunction with the merger of AIM Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC. The Agreement was last submitted to, and approved by, shareholders of INVESCO VIF-Dynamics Fund on August 30, 1999, in order to increase the investment advisory fee contained in the investment advisory fee schedule of the agreement between INVESCO and INVESCO VIF-Dynamics Fund. Shareholders of INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Health Sciences Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, and INVESCO VIF-Technology Fund shareholders have not been solicited for a vote on the Agreement; approval of the Agreement by the shareholders of these five series Funds was not required because the Board has separately ratified the Agreement for these Funds. The last proxy solicitation of shareholders of all the collective Funds of the Company on matters unrelated to the Agreement was on May 20, 1999, at which time the Board submitted for approval certain changes to the fundamental investment restrictions of the Funds, election of the directors of the Company, and ratification of the independent accountants of each Fund. The Agreement may be continued from year to year as to each Fund if each such continuance is specifically approved at least annually by the Board or by a vote of the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Any continuance also must be approved in person by a majority of the Company's Independent Directors at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with that Fund's investment policies. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of each Fund, and executing all purchases and sales of portfolio securities;
     o maintaining a continuous investment program for each Fund, consistent with (i) that Fund's investment policies as set forth in the Company's bylaws and registration statement, as amended from time to time under the 1940 Act, and in any prospectus and/or statement of additional information of the Company, as amended from time to time and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;
     o determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the Board, and executing transactions accordingly;

     o providing each Fund the benefit of all investment analysis and research, reviews of current economic conditions and trends, and consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of INVESCO;
     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by that Fund; and
     o making recommendations as to the manner in which voting rights, rights to consent to Funds' actions, and any other rights pertaining to each Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for each Fund:

     o    administrative
     o    internal accounting (including computation of net asset value)
     o    clerical and statistical
     o    secretarial
     o all other services necessary or incidental to the administration of the affairs of each Fund
     o    supplying officers, clerical staff and other employees
     o    furnishing office space, facilities, equipment, and supplies
     o providing personnel and facilities required to respond to inquiries related to shareholder accounts
     o    conducting periodic compliance reviews of each Fund's operations
     o preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of each Fund)
     o    supplying basic telephone service and other utilities
     o preparing and maintaining certain of the books and records required to be prepared and maintained by each Fund under the 1940 Act

      The Agreement calls for each Fund to pay INVESCO an investment advisory fee. The three newest Funds have advisory fees that are the same rate (0.75%) regardless of the asset size of the Fund. The fees of the ten Funds for which advisory fee changes are proposed currently decrease in rate as the assets of the Funds increase beyond certain specified breakpoints. These investment advisory fee rates, together with their respective contractual breakpoints are listed in the following table (total assets as of December 31, 2000 are in parenthesis), together with a list of the proposed new investment advisory fee rate for each of the ten applicable Funds:

=================================================================================================
                                                                                     PROPOSED
                                                           EXISTING ADVISORY       ADVISORY FEE
              FUND                                              FEE RATES*            RATE*
=================================================================================================
INVESCO VIF-Equity Income Fund ($127 million)         .75% of first $500 million        .75%
INVESCO VIF-Total Return Fund ($20 million)           .65% of next $500 million
                                                      .55% of next $1 billion
                                                      .45% of next $2 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------
INVESCO VIF-High Yield Fund ($51 million)             .60% of first $500 million        .60%
INVESCO VIF-Utilities Fund ($12 million)              .55% of next $500 million
                                                      .45% of next $3 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------
INVESCO VIF-Dynamics Fund ($175 million)              .75% of first $1 billion          .75%
                                                      .60% of first $1 billion
                                                      .45% of next $2 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------
INVESCO VIF-Blue Chip Growth Fund ($4 million)        .85% of first $500 million        .85%
                                                      .75% of next $500 million
                                                      .65% of next $1 billion
                                                      .45% of next $2 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------
INVESCO VIF-Real Estate Opportunity Fund              .90% of first $500 million        .90%
  (2.5 million)                                       .75% of next $500 million
                                                      .65% of next $1 billion
                                                      .45% of next $2 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------
INEVSCO VIF-Small Company Growth Fund ($25 million)   .75% of first $350 million        .75%
INVESCO VIF-Health Sciences Fund ($352 million)       .65% of next $350 million
INVESCO VIF-Technology  Fund ($454 million)           .55% of next $1.3 billion
                                                      .45% of next $2 billion
                                                      .40% of next $2 billion
                                                      .375% of next $2 billion
                                                      .35% of assets over $8 billion
-------------------------------------------------------------------------------------------------

* As an annual percentage of average daily assets.

         The chart below shows the actual amounts of the investment advisory fees during the last fiscal year and the dollar amounts that would have been paid had the proposed investment advisory fee structure been in effect.

===================================================================================================================
                      FUND                                2000 ACTUAL              2000 PROPOSED          % CHANGE
                                                                                    (unaudited)
===================================================================================================================

INVESCO VIF-Equity Income Fund                             $801,406                  $801,406               0.00%

INVESCO VIF-Total Return Fund                              $154,217                  $154,217               0.00%

INVESCO VIF-High Yield Fund                                $345,524                  $345,524               0.00%

INVESCO VIF-Utilities Fund                                  $65,564                   $65,564               0.00%

INVESCO VIF-Dynamics Fund                                  $928,420                  $928,420               0.00%

INVESCO VIF-Blue Chip Growth Fund                           $25,453                   $25,453               0.00%

INVESCO VIF-Real Estate Opportunity Fund                    $11,025                   $11,025               0.00%

INVESCO VIF-Small Company Growth Fund                      $129,207                  $129,207               0.00%

INVESCO VIF-Health Sciences Fund                         $1,158,767                $1,158,767               0.00%

INVESCO VIF-Technology Fund                              $3,127,126                $3,260,104               4.25%
-------------------------------------------------------------------------------------------------------------------

                                 THE PROPOSALS

PROPOSAL 1: TO ELECT THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY:
MARK H. WILLIAMSON, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, CHARLES W. BRADY, LAWRENCE H. BUDNER, JAMES T. BUNCH, WENDY L. GRAMM, RICHARD W. HEALEY, GERALD J. LEWIS, JOHN W. McINTYRE, AND LARRY SOLL.

      At the Meeting, and in accordance with the bylaws of the following ten funds: INVESCO VIF-Equity Income Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-High Yield Fund, INVESCO VIF-Utilities Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Blue Chip Growth Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Health Sciences Fund, and INVESCO VIF-Technology Fund, the twelve directors identified above have been nominated by the Board for election to the Board at the Meeting. The 1940 Act provides that vacancies on the Board may not be filled by appointment of the remaining directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the twelve directors to office until the next meeting of shareholders. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of the nominees listed above. Each nominee has consented to serve as a director, including those incumbent directors who are not interested persons of the Company. The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1.

PROPOSAL 2(a): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-EQUITY INCOME FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Equity Income Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(a).

PROPOSAL 2(b): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-TOTAL RETURN FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Total Return Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(b).

PROPOSAL 2(c): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-HIGH YIELD FUND TO AN ANNUAL FEE OF .60% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-High Yield Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.60% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(c).

PROPOSAL 2(d): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-UTILITIES FUND TO AN ANNUAL FEE OF 0.60% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Utilities Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.60% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(d).

PROPOSAL 2(e): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-DYNAMICS FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Dynamics Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $1 billion. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(e).

PROPOSAL 2(f): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-BLUE CHIP GROWTH FUND TO AN ANNUAL FEE OF 0.85% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Blue Chip Growth Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.85% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(f).

PROPOSAL 2(g): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-REAL ESTATE OPPORTUNITY FUND TO AN ANNUAL FEE OF 0.90% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Real Estate Opportunity Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.90% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $500 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(g).

PROPOSAL 2(h): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-SMALL COMPANY GROWTH FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Small Company Growth Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. This amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $350 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(h).

PROPOSAL 2(i): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-HEALTH SCIENCES FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Health Sciences Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. Although, based on assets as of 12/31/00, the INVESCO VIF-Health Sciences Fund would have had an immediate increase in investment advisory fees as a result of the elimination of the breakpoints, as of March 20, 2001, this amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $350 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(i).

PROPOSAL 2(j): TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT THAT CHANGES THE INVESTMENT ADVISORY FEE SCHEDULE FOR THE INVESCO VIF-TECHNOLOGY FUND TO AN ANNUAL FEE OF 0.75% OF AVERAGE DAILY NET ASSETS OF THAT FUND AT ALL ASSET LEVELS.

      This proposal calls for an amendment to the Agreement whereby the INVESCO VIF-Technology Fund would pay INVESCO for investment advisory services for that Fund at an annual rate of 0.75% of the Fund's average net assets. Although, based on assets as of 12/31/00, the INVESCO VIF-Technology Fund would have had an immediate increase in investment advisory fees as a result of the elimination of the breakpoints, as of March 20, 2001, this amendment would NOT affect the current level of investment advisory fees paid by the Fund. It would, however, eliminate the chance for the Fund's investment advisory fees to be reduced in the future if the Fund's net assets grow from their current level ($___ million as of March 30, 2001) to more than $350 million. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2(j).

                                   DISCUSSION

ELECTION OF DIRECTORS

      The following information is provided about the twelve nominees proposed to be elected as directors of the Company. Each of these nominees is currently serving as a member of the Board.

                            POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY          DURING PAST FIVE YEARS
----------------------      ----------------      ------------------------------
Mark H. Williamson          President, Chief      President, Chief Executive
(1)(2)(11)                  Executive Officer     Officer and Chairman of the
7800 E. Union Avenue        and Chairman          Board of INVESCO Funds Group,
Denver, Colorado            of the Board          Inc.; President, Chief
Age 49                                            Executive Officer and
                                                  Chairman of the Board of
                                                  INVESCO Distributors, Inc.;
                                                  President, Chief Operating
                                                  Officer and Chairman of the
                                                  Board of INVESCO Global Health
                                                  Sciences Fund; formerly,
                                                  Chairman and Chief Executive
                                                  Officer of NationsBanc
                                                  Advisors, Inc.; formerly,
                                                  Chairman of NationsBanc
                                                  Investments, Inc.

Fred A. Deering             Vice Chairman         Trustee of INVESCO Global
(2)(3)(7)(8)                of the Board          Health Sciences Fund;
Security Life Center                              formerly, Chairman of the
1290 Broadway                                     Executive Committee and
Denver, Colorado                                  Chairman of the Board of
Age 73                                            Security Life of Denver
                                                  Insurance Company; Director of
                                                  ING American Holdings Company
                                                  and First ING  Life Insurance
                                                  Company of New York.

Victor L. Andrews,          Director              Professor Emeritus, Chairman
(4)(6)(10)(11)                                    Emeritus and Chairman of the
34 Seawatch Drive                                 CFO Roundtable of the Depart-
Savannah, Georgia                                 ment of Finance of Georgia
Age 70                                            State University; President,
                                                  Andrews Financial Associates,
                                                  Inc. (consulting firm);
                                                  Director of The Sheffield
                                                  Funds, Inc.; formerly, member
                                                  of the faculties of the
                                                  Harvard Business School and
                                                  the Sloan School of Management
                                                  of MIT.

Bob R. Baker                Director              Consultant (since 2000);
(2)(4)(5)(9)(10)                                  formerly, President and Chief
37 Castle Pines Dr. North                         Executive Officer (1989 to
Castle Rock, Colorado                             2000) of AMC Cancer Research
Age 64                                            Center, Denver, Colorado;
                                                  until mid-December 1988, Vice
                                                  Chairman of the Board of First
                                                  Columbia Financial
                                                  Corporation, Englewood,
                                                  Colorado; formerly,Chairman of
                                                  the Board and Chief Executive
                                                  Officer of First Columbia
                                                  Financial Corporation.

                            POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY          DURING PAST FIVE YEARS
----------------------      ----------------      ------------------------------
Charles W. Brady(1)         Director              Chief Executive Officer and
1315 Peachtree St., N.E.                          Chairman of AMVESCAP PLC,
Atlanta, Georgia                                  London, England and various
Age 65                                            subsidiaries of AMVESCAP PLC;
                                                  Trustee of INVESCO Global
                                                  Health Sciences Fund.

Lawrence H. Budner          Director              Trust Consultant; prior to
(3)(5)(10)                                        June 30, 1987, Senior Vice
7608 Glen Albens Circle                           President and Senior Trust
Dallas, Texas                                     Officer of InterFirst Bank,
Age 70                                            Dallas, Texas.

James T. Bunch(4)(5)(9)     Director              Principal and Founder of
3600 Republic Plaza                               Green Manning & Bunch
370 Seventeenth Street                            Ltd., Denver, Colorado,
Denver, Colorado                                  since August 1988; Director
Age 58                                            and Secretary of Green Manning
                                                  & Bunch Securities, Inc.,
                                                  Denver, Colorado, since
                                                  September 1993; Vice President
                                                  and Director of Western Golf
                                                  Association and Evans Scholars
                                                  Foundation; formerly, General
                                                  Counsel and Director of
                                                  Boettcher & Co., Denver,
                                                  Colorado; formerly, Chairman
                                                  and Managing Partner of Davis
                                                  Graham & Stubbs, Denver,
                                                  Colorado.


Wendy L. Gramm, Ph.D.       Director              Self-employed (since 1993);
(4)(6)(9)                                         Distinguished Senior Fellow
3401 N. Fairfax                                   and Director, Regulatory
Arlington, VA                                     Studies Program, Mercatus
Age 56                                            Center, George Mason
                                                  University, VA; formerly,
                                                  Chairman, Commodity Futures
                                                  Trading Commission;
                                                  Administrator for Information
                                                  and Regulatory Affairs at the
                                                  Office of Management and
                                                  Budget; also, Director of
                                                  Enron Corporation, IBP
                                                  Inc., State Farm Insurance
                                                  Company, International
                                                  Republic Institute, and
                                                  the Texas Public Policy
                                                  Foundation; formerly,
                                                  Director of the Chicago
                                                  Mercentile Exchange
                                                  (1994-1999), Kinetic
                                                  Concepts, Inc. (1996-1997)
                                                  and the Independent
                                                  Women's Forum (1994-1999).

                            POSITION(S) HELD      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      WITH COMPANY          DURING PAST FIVE YEARS
----------------------      ----------------      ------------------------------
Richard W. Healey(1)        Director              Director and Senior Vice
7800 E. Union Avenue                              President of INVESCO
Denver, Colorado                                  Funds Group, Inc.; Director
Age 46                                            and Senior Vice President of
                                                  INVESCO Distributors, Inc.;
                                                  formerly, Senior Vice
                                                  President of GT Global-North
                                                  America (1996 to 1998)
                                                  and The Boston Company
                                                  (1993 to 1996).

Gerald J. Lewis(3)(6)(7)    Director              Chairman of Lawsuit Resolution
701 "B" Street                                    Services, San Diego,
Suite 2100                                        California since
San Diego, California                             1987; Director of General
Age 67                                            Chemical Group, Inc.,
                                                  Hampdon, New Hampshire,
                                                  since 1996; formerly,
                                                  Associate Justice of the
                                                  California Court of
                                                  Appeals; Director of
                                                  Wheelabrator Technologies,
                                                  Inc., Fisher Scientific,
                                                  Inc., Henley Manufacturing,
                                                  Inc., and California Coastal
                                                  Properties, Inc.; Of
                                                  Counsel, Latham & Watkins,
                                                  San Diego, California
                                                  (1987 to 1997).

John W. McIntyre            Director              Retired. Formerly, Vice
(2)(3)(5)(7)                                      Chairman of the Board of
7 Piedmont Center                                 Directors of The Citizens and
Suite 100                                         Southern Corporation and
Atlanta, Georgia                                  Chairman of the Board and
Age 70                                            Chief Executive Officer of The
                                                  Citizens and Southern
                                                  Georgia Corp. and The
                                                  Citizens and Southern
                                                  National Bank; Trustee of
                                                  INVESCO Global Health
                                                  Sciences Fund, Gables
                                                  Residential Trust, Employee's
                                                  Retirement System of GA, Emory
                                                  University, and J.M. Tull
                                                  Charitable Foundation;
                                                  Director of Kaiser Foundation
                                                  Health Plans of Georgia, Inc.


Larry Soll, Ph.D.           Director              Retired.  Formerly, Chairman
(4)(6)(9)(10)(11)                                 of the Board (1987 to 1994),
4291 Westside Road                                Chief Executive Officer (1982)
Friday Harbor, WA                                 to 1989 and 1993 to 1994)
Age 58                                            and President (1982 to 1989)
                                                  of Synergen Inc.; Director
                                                  of Synergen since
                                                  incorporation in 1982;
                                                  formerly, Director of Isis
                                                  Pharmaceuticals, Inc.
                                                  (1991 to 2000); Trustee
                                                  of INVESCO Global Health
                                                  Sciences Fund.

-------------------------

(1)   An "interested person" of the Company as defined in the 1940 Act.
(2)   Member of the executive committee of the Company.
(3)   Member of the audit committee of the Company.
(4)   Member of the management liaison committee of the Company.
(5)   Member of the brokerage committee of the Company.
(6)   Member of the derivatives committee of the Company.
(7)   Member of the legal committee of the Company.
(8)   Member of the insurance committee of the Company.
(9)   Member of the nominating committee of the Company.
(10)  Member of the compensation committee of the Company.
(11) Member of the defined benefit deferred compensation plan committee of the Company.

COMMITTEES AND BOARD OF DIRECTORS MEETINGS. During 2000, the Board held four meetings. Each of the directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served.

      The Board has a standing executive committee, which consists, and after the election of the above named nominees as directors is expected to continue to consist, of Mark H. Williamson, Fred A. Deering, Bob R. Baker, and John W. McIntyre. Of the four, only Mark H. Williamson is an "interested person" of the Company. The purpose of the executive committee is to exercise, as required, the powers and authority of the Board within certain limitations as prescribed in the bylaws of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the Board. Except for certain powers that, under applicable law, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of the business of the Company. All decisions are subsequently submitted for ratification by the Board. During 2000, the executive committee held no meetings.

      The Board has a standing management liaison committee, which consists, and after the election of the above named nominees as directors is expected to continue to consist, of Bob R. Baker, Victor L. Andrews, James T. Bunch, Wendy
L. Gramm, and Larry Soll, each of whom is an Independent Director. The management liaison committee meets quarterly with various management personnel of INVESCO with the purpose of facilitating a better understanding of management and operations of the Company, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. During 2000, the management liaison committee held four meetings.

      The Board has a standing audit committee, which consists, and after the election of the above named nominees as directors is expected to continue to consist, of Fred A. Deering, Lawrence H. Budner, Gerald J. Lewis, and John W. McIntyre, each of whom is an Independent Director. The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The Board has adopted a written charter of the audit committee. During 2000, the audit committee held four meetings.

      The Board has a standing nominating committee, which consists, and after the election of the above named nominees as directors is expected to continue to consist, of Bob R. Baker, James T. Bunch, Wendy L. Gramm, and Larry Soll, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Independent Directors to fill vacancies on the Board. During 2000, the nominating committee held one meeting.

     The Board has a standing compensation committee, which consists, and after the election of the above named nominees as directors is expected to continue to consist, of Mark H. Williamson, Victor L. Andrews, Lawrence H. Budner, and Larry Soll. Only Mark H. Williamson is an "interested person" of the Company. The purpose of the compensation committee is torecommend to the Board the compensation to be paid to Independent Directors. During 2000, the compensation committee held two meetings.

     COMPENSATION. The officers of the Company and directors who are "interested persons" of the Company receive no direct compensation from the Company for their services as officers and/ordirectors . The following table sets forth for the fiscal year ended December 31, 2000, the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company, the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below, and the estimated annual benefits to be received by the Independent Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by INVESCO Bond Funds, Inc., INVESCO Combination Stock & Bond Funds, Inc., INVESCO Counselor Series Funds, Inc. (formerly, INVESCO Advantage Series Funds, Inc.), INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer's Series Funds, Inc., and INVESCO Variable Investment Funds, Inc. (collectively, the "INVESCO Funds") and INVESCO Global Health Sciences Fund (together with the INVESCO Funds, the "INVESCO Complex") to the Independent Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 2000. As of December 31, 2000, there were 45 mutual funds in the INVESCO Complex.

===========================================================================================
                                      BENEFITS ACCRUED                      TOTAL
                    AGGREGATE         AS PART OF        ESTIMATED ANNUAL    COMPENSATION
NAME OF PERSON      COMPENSATION      COMPANY           BENEFITS UPON       FROM INVESCO
AND POSITION        FROM COMPANY(1)   EXPENSES (2)      RETIREMENT(3)       COMPLEX
===========================================================================================
Fred A. Deering       $14,095             $3,551            $1,370             $112,250
Deering, Vice
Chairman of
the Board
-------------------------------------------------------------------------------------------
Victor L. Andrews     $13,994             $3,270            $1,586              $89,200
-------------------------------------------------------------------------------------------
Bob R. Baker          $14,079             $2,811            $2,125              $92,500
-------------------------------------------------------------------------------------------
Lawrence H. Budner    $13,983             $3,270            $1,586              $88,850
-------------------------------------------------------------------------------------------
James T. Bunch        $13,900               $0                $0                $86,000
-------------------------------------------------------------------------------------------
Daniel D. Chabris(5)  $   127               $0                $0                $34,000
-------------------------------------------------------------------------------------------
Wendy L. Gramm        $13,947               $0                $0                $87,600
-------------------------------------------------------------------------------------------
Kenneth T. King(6)    $   254             $3,389            $1,370              $68,000
-------------------------------------------------------------------------------------------
Gerald J. Lewis       $13,864               $0                $0                $86,350
-------------------------------------------------------------------------------------------
John W. McIntyre      $14,071             $1,907            $1,586             $116,000
-------------------------------------------------------------------------------------------
Larry Soll            $13,979               $0                $0               $110,100
-------------------------------------------------------------------------------------------
Total                $126,293            $21,176           $10,993             $970,850
-------------------------------------------------------------------------------------------
% of Net Assets        0.0076%(8)         0.0013%(7)                             0.0024%(4)
-------------------------------------------------------------------------------------------

(1) The vice chairman of the board of the INVESCO Funds, the chairs of INVESCO Complex committees who are Independent Directors, and the members of INVESCO Complex committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age
     75. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.
(4) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 2000.
(5)  Mr. Chabris retired as a director of the Company on September 30, 1998.
(6)  Mr. King  retired as a director of the Company on December  31,  1999.
(7)  Total as a percentage  of the Company's net assets as of December 31, 2000.

     The boards of directors of the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the Funds. Under this Plan, each director who is not an "interested person" of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive a retirement benefit. Commencing with obtainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). (Directors who became Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one or two years, but less than three years), are entitled to payment for one year of twice the Annual Benefit.) Payment of the Annual Benefit will continue for the remainder of the Qualified Director's life or ten years, whichever is longer. If a Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his or her beneficiary or estate until an aggregate of 10 years of payments has been received. The Plan is administered by a committee of three directors who are also paritipants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to Mr. Chabris as of October 1, 1998, and to Mr. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees that are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A comparable plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

      The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation that they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by the Company in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.

      Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment. Officers and directors of the Company are legally precluded from investing in any of the Funds' shares.

ELIMINATION OF BREAKPOINTS

      Proposals 2(a) through 2(j) eliminate the breakpoints in ten Funds' investment advisory fee schedules. The primary purposes of these proposed amendments are to:

o position the Funds, with respect to the advisory fees, comparably with their peers;
o conform the investment advisory fee schedules of the ten Funds for which breakpoints would be eliminated to those of the three newest Funds of the Company, whose investment advisory fee schedules have no breakpoints;
o more closely match the Funds' investment advisory fees to the actual expenses incurred by INVESCO in managing the Funds; and
o    reduce, over time, the historic subsidization of the Funds by INVESCO.

      COMPARISONS TO PEER GROUPS. Lipper Inc. ("Lipper"), an independent, nationally recognized fund analysis organization, has conducted a study of mutual funds comparable to the Funds. That study compares the investment advisory fees and total expenses of mutual funds' underlying variable insurance products with comparison groups created by type and approximate size of the mutual funds. The following information summarizes the results of that survey for each Fund.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-EQUITY INCOME FUND ranks 8th of the 13 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-TOTAL RETURN FUND ranks 7th of the 11 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-HIGH YIELD FUND ranks 4th of the 15 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-UTILITIES FUND ranks 4th of the 12 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-DYNAMICS FUND ranks 6th of the 11 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was better than for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-BLUE CHIP GROWTH FUND ranks 8th of the 14 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was better than for the prior year.

       With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-REAL ESTATE OPPORTUNITY FUND ranks 8th of the 11 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-SMALL COMPANY GROWTH FUND ranks 2nd of the 15 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With or without breakpoints in its investment advisory fee rates, the INVESCO VIF-HEALTH SCIENCES FUND ranks 6th of the 9 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). This ranking was the same as for the prior year.

      With its current breakpoints in its investment advisory fee rates, the INVESCO VIF-TECHNOLOGY FUND ranks 5th of the 10 funds in its Lipper comparison group in the rates of the investment advisory fees that the Fund is contractually obligated to pay its adviser (the fund ranking first has the lowest investment advisory fees of the group). With its breakpoints eliminated, the Fund would rank 6th in that group. Either of these rankings would be better than its ranking for the prior year.
      Each Fund's contractual investment advisory fee would retain its quintile ranking among all mutual funds underlying variable insurance products that are tracked by Lipper, even if the breakpoints in each Fund's fee schedule were eliminated. Further, according to Strategic Insight, another independent agency that tracks fund statistics, less than 22% of the 1,294 such funds' underlying variable insurance products that it tracks have breakpoints in their advisory fees. Accordingly, elimination of breakpoints would not make the Funds' investment advisory fee schedules unusual in their industry.

      To keep the Funds competitive with their peers, INVESCO has been voluntarily absorbing some or all of the fixed segment of the administrative and transfer agency expenses of the Funds, as well as a percentage of the investment management expenses. The following table shows the absolute dollar amounts of such expenses absorbed by INVESCO for the year ended December 31, 2000 and the total expense limitations currently in effect:

================================================================================
                                            TOTAL EXPENSE           TOTAL
                  FUND                      REIMBURSEMENT     EXPENSE LIMITATION
================================================================================
INVESCO VIF-Equity Income Fund                       $0             1.15%
--------------------------------------------------------------------------------
INVESCO VIF-Total Return Fund                   $46,708             1.15%
--------------------------------------------------------------------------------
INVESCO VIF-High Yield Fund                          $0             1.05%
--------------------------------------------------------------------------------
INVESCO VIF-Utilities Fund                      $20,652             1.15%
--------------------------------------------------------------------------------
INVESCO VIF-Dynamics Fund                        $1,028             1.15%
--------------------------------------------------------------------------------
INVESCO VIF-Blue Chip Growth Fund               $31,083             1.50%
--------------------------------------------------------------------------------
INVESCO VIF-Real Estate Opportunity Fund        $43,812             1.35%
--------------------------------------------------------------------------------
INVESCO VIF-Small Company Growth Fund           $10,225             1.25%
--------------------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                   $302             1.25%
--------------------------------------------------------------------------------
INVESCO VIF-Technology Fund                      $2,662             1.25%
--------------------------------------------------------------------------------

      At this time, INVESCO expects to continue absorbing such Fund expenses to the extent necessary. INVESCO and the Company have agreed that the voluntary expense limit of the Funds will remain the same at least through the April/May, 2002, meeting of the Company's Board of Directors With the approval of the Board, the voluntary expense limits may be eliminated in whole or in part at any time thereafter.

                      SIMILAR INVESTMENT COMPANIES MANAGED BY INVESCO

      INVESCO manages certain other investment companies (the "Retail Funds") with investment objectives substantially identical to the investment objectives of the Funds. Unlike the Funds, the Retail Funds are not sold as part of an insurance or annuity contract; instead, they are sold to individual investors. In allcases, the Funds are newer and smaller than the corresponding Retail Funds. The following table shows the Investor Class Retail Funds with substantially identical investment objectives to those of the Funds whose investment advisory agreement fee schedule is proposed to be amended (total assets as of December 31, 2000 are in parenthesis), as well as their respective contractual investment advisory fee rates as of December 31, 2000, and which Investor Class Retail Funds had an agreement in place with the Investment Advisor, as of the applicable Investor Class Retail Fund's respective fiscal year end, which may have allowed for absorbsion of total expenses.

========================================================================================================
                                                                                         VOLUNTARY
                                                                                     ABSORBSION, IF ANY,
                                   ASSETS OF       CONTRACTUAL ADVISORY FEE         OF TOTAL EXPENSES BY
INVESTOR CLASS RETAIL FUND      AS OF 12-31-00     RATE AS OF 12-31-00                     INVESCO
========================================================================================================
INVESCO Equity Income Fund      $4,309,591,000   0.60% of first $350 million        INVESCO did not
                                                 0.55% of next $350 million         agree to absorb
                                                 0.50% of next $1.3  billion        total expenses
                                                 0.45% of next $2 billion           for the Fund's
                                                 0.40% of next $2 billion           fiscal year ended
                                                 0.375% of next $2 billion          May 31, 2000.
                                                 0.35% of assets over $8 billion
--------------------------------------------------------------------------------------------------------
INVESCO Total Return Fund       $1,827,193,000   0.75% of first $500 million        INVESCO  did not
                                                 0.65% of next $500 million         agree to absorb
                                                 0.50% of next $1 billion           total  expenses
                                                 0.45% of next $2 billion           for the Fund's
                                                 0.40% of next $2 billion           fiscal  year ended
                                                 0.375% of next $2 billion          May 31, 2000.
                                                 0.35% of assets over $8 billion
--------------------------------------------------------------------------------------------------------
INVESCO High Yield Fund           $637,431,000   0.50% of first $300 million        INVESCO agreed to
                                                 0.40% of next $200 million         absorb total
                                                 0.30% of assets over $500          expenses exceeding
                                                 million                            1.25%. This resulted
                                                                                    in no reduction
                                                                                    of total expenses
                                                                                    for the Fund's
                                                                                    fiscal year ended
                                                                                    August 31, 2000.
--------------------------------------------------------------------------------------------------------

========================================================================================================
                                                                                         VOLUNTARY
                                                                                     ABSORBSION, IF ANY,
                                   ASSETS OF       CONTRACTUAL ADVISORY FEE         OF TOTAL EXPENSES BY
INVESTOR CLASS RETAIL FUND      AS OF 12-31-00     RATE AS OF 12-31-00                     INVESCO
========================================================================================================
INVESCO Utilities Fund            $258,620,000   0.75% of first $350 million        INVESCO agreed to
                                                 0.65% of next $350 million         absorb total
                                                 0.55% of next $1.3 billion         expenses exceeding
                                                 0.45% of next $2 billion           1.30%. This resulted
                                                 0.40% of next $2 billion           in a reduction
                                                 0.375% of next $2 billion          of 0.09% of total
                                                 0.35% of assets over $8 billion    expenses for the
                                                                                    Fund's fiscal
                                                                                    year ended
                                                                                    March 31, 2000.
--------------------------------------------------------------------------------------------------------
INVESCO Dynamics Fund           $8,258,891,000   0.60% of first $350 million        INVESCO agreed to
                                                 0.55% of next $350 million         absorb total
                                                 0.50% of next $1.3  billion        expenses exceeding
                                                 0.45% of next $2 billion           1.20%. This resulted
                                                 0.40% of next $2 billion           in no reduction
                                                 0.375% of next $2 billion          of total expenses
                                                 0.35% of assets over $8 billion    for the Fund's
                                                                                    fiscal year ended
                                                                                    July 31, 2000.
--------------------------------------------------------------------------------------------------------
INVESCO Blue Chip Growth        $1,690,188,000   0.60% of first $350 million        INVESCO did not
Fund                                             0.55% of next $350 million         agree to absorb
                                                 0.50% of next $1.3  billion        expenses for the
                                                 0.45% of next $2 billion           Fund's fiscal year
                                                 0.40% of next $2 billion           ended July 31, 2000.
                                                 0.375% of next $2 billion
                                                 0.35% of assets over $8 billion
--------------------------------------------------------------------------------------------------------
INVESCO Real Estate                $39,881,000   0.75% of first $500 million        INVESCO agreed to
Opportunity Fund                                 0.65% of next $500 million         absorb total
                                                 0.55% of next $1 billion           expenses exceeding
                                                 0.45% of next $2 billion           1.60%. This resulted
                                                 0.40% of next $2 billion           in a reduction
                                                 0.375% of next $2 billion          of 1.39% of total
                                                 0.35% of assets over $8 billion    expenses for the
                                                                                    Fund's fiscal
                                                                                    year ended
                                                                                    March 31, 2000.
--------------------------------------------------------------------------------------------------------
INVESCO Small Company           $1,599,697,000   0.75% of first $350 million        INVESCO agreed to
Growth Fund                                      0.65% of next $350 million         absorb total
                                                 0.55% of next $1.3 billion         expenses exceeding
                                                 0.45% of next $2 billion           1.50%. This resulted
                                                 0.40% of next $2 billion           in no reduction
                                                 0.375% of next $2 billion          of total expenses
                                                 0.35% of assets over $8 billion    for the Fund's
                                                                                    fiscal year ended
                                                                                    July 31, 2000.
--------------------------------------------------------------------------------------------------------
INVESCO Health Sciences         $2,160,016,000   0.75% of first $350 million        INVESCO did not
Fund                                             0.65% of next $350 million         agree to absorb
                                                 0.55% of next $1.3 billion         total expenses for
                                                 0.45% of next $2 billion           the Fund's fiscal
                                                 0.40% of next $2 billion           year ended March
                                                 0.375% of next $2 billion          31, 2000.
                                                 0.35% of assets over $8 billion
--------------------------------------------------------------------------------------------------------

========================================================================================================
                                                                                         VOLUNTARY
                                                                                     ABSORBSION, IF ANY,
                                   ASSETS OF       CONTRACTUAL ADVISORY FEE         OF TOTAL EXPENSES BY
INVESTOR CLASS RETAIL FUND      AS OF 12-31-00     RATE AS OF 12-31-00                     INVESCO
========================================================================================================
INVESCO Technology Fund    $3,587,547,000        0.75% of first $350 million        INVESCO did not
                                                 0.65% of next $350 million         agree to absorb
                                                 0.55% of next $1.3 billion         total expenses for
                                                 0.45% of next $2 billion           the Fund's fiscal
                                                 0.40% of next $2 billion           year ended May
                                                 0.375% of next $2 billion          31, 2000.
                                                 0.35% of assets over $8 billion
--------------------------------------------------------------------------------------------------------

                         INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR, AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as the Funds' investment adviser and provides other services to the Funds and the Company. INVESCO Distributors, Inc., a Delaware corporation that serves as the Funds' distributor ("IDI"), is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of nine open-end management investment companies having approximate aggregate net assets in excess of $40.2 billion as of December 31, 2000.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson,(2) Chairman of the Board, President and Chief Executive Officer, also, Chairman of the Board, President and Chief Executive Officer of IDI; William J. Galvin, Jr., Director and Senior Vice President, also, Director and Senior Vice President of IDI; Raymond Cunningham, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI; Richard W. Healey, Senior Vice President and Director, also Senior Vice President and Director of IDI; and Timothy J. Miller, Senior Vice President and Director, also Director of IDI. All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds:
INVESCO Counselor Series Funds, Inc; INVESCO Stock Funds, Inc.; INVESCO Bond Funds, Inc.; INVESCO Combination Stock and Bond Funds, Inc.; INVESCO International Funds, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Sector Funds, Inc.; and INVESCO Treasurers' Series Funds, Inc.

-------------------

     (1) The intermediary companies between INAH and AMVESCAP PLC are INVESCO, Inc., INVESCO Group Services, Inc., and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

     (2) Mr. Williamson also serves as Chairman of the Board, President, Chief Executive Officer and Director of the Company. Mr. Charles Brady is the Executive Chairman of the Board of AMVESCAP PLC.

     As of December 31, 2000, there were 882,400 total shares outstanding of AMVESCAP PLC, including shares reserved for options and ESDs. On that date, directors of the Company collectively owned less than 1% of the outstanding shares of AMVESCAP PLC. None of the Company's Independent Directors own any of the outstanding shares of AMVESCAP PLC.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

                             BOARD'S RECOMMENDATION

      The Board, including all of the Independent Directors, has unanimously concluded that the proposals are in the best interests of the Funds and their shareholders. During its deliberations, the Board had the opportunity to consult with its own outside counsel and consider written materials provided by INVESCO and third parties. Among the factors considered by the Board were the following:

o Special services and extensive information are demanded of INVESCO by new participating insurance companies that have the effect of significantly reducing the economies of scale to the investment adviser that are occasioned by asset growth resulting from new sales of Fund shares to additional insurance companies.
o Less than 22% of the 1,294 fund underlying variable insurance products that are tracked by Strategic Insight (an independent entity) have breakpoints in their advisory fees. Accordingly, elimination of breakpoints would conform the advisory fee structure to the norm among the Funds' competitors.
o The three newest Funds have no breakpoints in their fee schedules. Accordingly, if each proposal is approved, then the investment advisory fee structures of all of the Funds will be conformed.
o Each Fund's management fees and expenses will remain competitive with other funds' underlying variable insurance products despite the elimination of breakpoints.
o Based on assets as of February 6, 2000, the INVESCO VIF-Technology Fund would have an immediate increase in investment advisory fees as a result of the elimination of the breakpoints. Based upon assets at that date, the effective investment advisory fee rate of that Fund would increase from 0.72% to 0.75%.
o INVESCO has subsidized certain of the Funds' expenses through a voluntary expense cap applicable to each Fund that will not be changed without consultation with the Board.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

THE COMPANY DOES NOT HOLD ANNUAL MEETINGS OF SHAREHOLDERS. SHAREHOLDERS WISHING TO SUBMIT PROPOSALS FOR INCLUSION IN A PROXY STATEMENT AND FORM OF PROXY FOR A SUBSEQUENT SHAREHOLDERS' MEETING SHOULD SEND THEIR WRITTEN PROPOSALS TO THE SECRETARY OF THE COMPANY, 7800 EAST UNION AVENUE, DENVER, COLORADO 80237. THE COMPANY HAS NOT RECEIVED ANY SHAREHOLDER PROPOSALS TO BE PRESENTED AT THIS MEETING.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                    By Order of the Board of Directors,


                                    ----------------------------
                                    Glen A. Payne
                                    Secretary
                                    INVESCO Variable Investment Funds, Inc.
April 11, 2001

[Name and Address]


                         INVESCO VIF-EQUITY INCOME FUND
                          INVESCO VIF-TOTAL RETURN FUND
                           INVESCO VIF-HIGH YIELD FUND
                           INVESCO VIF-UTILITIES FUND
                            INVESCO VIF-DYNAMICS FUND
                        INVESCO VIF-BLUE CHIP GROWTH FUND
                   INVESCO VIF-REAL ESTATE OPPROTUNITY FUND
                      INVESCO VIF-SMALL COMPANY GROWTH FUND
                        INVESCO VIF-HEALTH SCIENCES FUND
                         INVESCO VIF-TECHNOLOGY FUND
                   INVESCO VARIABLE INVESTMENT FUNDS, INC.

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  June 14, 2001

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the election of directors and the proposals disclosed in the accompanying Proxy Statement with respect to the Company and to the following ten series of the
Company: INVESCO VIF-Equity Income Fund; INVESCO VIF-Total Return Fund; INVESCO VIF-High Yield Fund; INVESCO VIF-Utilities Fund; INVESCO VIF-Dynamics Fund; INVESCO VIF-Blue Chip Growth Fund; INVESCO VIF-Real Estate Opportunity Fund; INVESCO VIF-Small Company Growth Fund; INVESCO VIF-Health Sciences Fund; and INVESCO VIF-Technology Fund (individually, a "Fund" and collectively the "Funds"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the applicable Fund(s) at the Special Meeting of Shareholders to be held at 9:00 a.m., Mountain Standard Time, on June 14, 2001, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the election of directors and the proposal relating to each applicable Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]


                       KEEP THIS PORTION FOR YOUR RECORDS

                     DETACH AND RETURN THIS PORTION ONLY.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                         INVESCO VIF-EQUITY INCOME FUND
                          INVESCO VIF-TOTAL RETURN FUND
                           INVESCO VIF-HIGH YIELD FUND
                           INVESCO VIF-UTILITIES FUND
                            INVESCO VIF-DYNAMICS FUND
                        INVESCO VIF-BLUE CHIP GROWTH FUND
                   INVESCO VIF-REAL ESTATE OPPROTUNITY FUND
                      INVESCO VIF-SMALL COMPANY GROWTH FUND
                        INVESCO VIF-HEALTH SCIENCES FUND
                           INVESCO VIF-TECHNOLOGY FUND

VOTE ON DIRECTORS

1.    Election of the Company's Board of Directors:
      (1) Mark H. Williamson; (2) Fred A. Deering;
      (3) Victor L. Andrews; (4) Bob R. Baker;
      (5) Charles W. Brady; (6) Lawrene H. Bunder;      For   Withhold  For All
      (7) James T. Bunch; (8) Wendy L. Gramm;           All      All    Except
      (9) Richard W. Healey; (10) Gerald J. Lewis;      [ ]      [ ]      [ ]
      (11) John W. McIntyre; and (12) Larry Soll.

      To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

      --------------------------------------


VOTE ON PROPOSAL(S).

             (NOTE: PLEASE VOTE ONLY ON THE PROPOSAL(S) AFFECTING
                       THE FUND(S) IN WHICH YOU WERE A
                 SHAREHOLDER OF RECORD AS OF MARCH 30, 2001.)


2(a). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Equity Income Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(b). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Total Return Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(c). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - High Yield Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(d). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Utilities Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(e). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Dynamics Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(f). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Blue Chip Growth Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(g). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Real Estate Opportunity Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(h). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Small Company Growth Fund

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(i). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Health Sciences Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

2(j). Approval of an amendment to the Investment Advisory Agreement that changes the investment advisory fee schedule for the INVESCO VIF - Technology Fund.

                                                    For  Against Abstain
                                                    [ ]    [ ]     [ ]

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each must sign Attorneys-in-fact, executors, administrators, etc., should so indicate. If a shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



____________________________________            ________________________________
      Signature                                  Date


_____________________________________           ________________________________
      Signature (Joint Owners)                   Date